Exhibit 99.2

Supplemental Operating & Financial Data June 2019

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ''believes,'' ''expects,'' ''may,'' ''will,'' ''should,'' ''seeks,'' ''approximately,'' ''intends,'' ''plans,'' ''estimates'' or ''anticipates,'' or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ''Risk Factors'' and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise.

NON-GAAP INFORMATION

This supplemental information contains certain non-GAAP information including EBITDAre, adjusted EBITDAre, FFO, FFO excluding non-recurring items, FAD, FAD excluding non-recurring items, adjusted interest coverage ratio, and adjusted fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 22, 25 and 26 of this supplemental information, and additional information is available under the "Non-GAAP Financial Measures" subsection under the "Selected Financial Data" section of our website at www.LTCreit.com.

TABLE OF CONTENTS

COMPANY

- Company Information & Leadership 3

INVESTMENTS

- Execution of Growth Strategy 4
- Real Estate Activities
  - Acquisitions and Loan Originations 5
  - Joint Ventures 6
  - De Novo Development 7
  - Expansions and Renovations 8
  - Lease-Up and Lease-Up History 9-10
  - Capital Recycling 11

PORTFOLIO

- Portfolio Overview 12
- Portfolio Metrics 13
- Portfolio Diversification
  - Geography, MSA, Age of Portfolio 14-15
  - Operators 16
  - Maturity 17

FINANCIAL

- Enterprise Value 18
- Debt Metrics 19
- Debt Maturity 20
- Financial Data Summary 21-22
- Income Statement Data 23
- Consolidated Balance Sheets 24
- Funds from Operations 25-26

GLOSSARY

- Glossary 27-28

SUPPLEMENTAL INFORMATION 2Q 2019

2

Founded in 1992, LTC Properties, Inc. (NYSE: LTC) is a self-administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale-leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending. LTC's portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof. Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income. To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle). For more information, visit www.LTCreit.com.

BOARD OF DIRECTORS

Wendy Simpson	Chairman
Boyd Hendrickson	Lead Independent Director
James Pieczynski	Nominating & Corporate Governance Committee Chairman
Devra Shapiro	Audit Committee Chairman
Timothy Triche, MD	Compensation Committee Chairman

ANALYSTS

John Kim	BMO Capital Markets Corp.
Daniel Bernstein	CapitalOne
Doug Christopher	D.A. Davidson
Peter Martin	JMP Securities, LLC
Jordan Sadler	KeyBanc Capital Markets, Inc.
Karin Ford	Mitsubishi - MUFG
Haendel St. Juste	Mizuho Securities
Mike Carroll	RBC Capital Markets Corporation
Rich Anderson	SMBC Nikko Securities
Chad Vanacore	Stifel, Nicolaus & Company, Inc.
Todd Stender	Wells Fargo Securities, LLC

Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management.

LEADERSHIP



Wendy Simpson
Chairman, Chief Executive Officer and President



Pam Kessler
Executive Vice President, CFO and Secretary



Clint Malin
Executive Vice President, Chief Investment Officer



Cece Chikhale
Senior Vice President, Controller and Treasurer



Doug Korey
Senior Vice President, Managing Director of Business Development



Peter Lyew
Vice President, Director of Taxes



Mandi Hogan
Vice President, Marketing



Gibson Satterwhite
Vice President, Asset Management



Mike Bowden
Vice President, Investments

LTC PROPERTIES, INC.
2829 Townsgate Road
Suite 350
Westlake Village, CA 91361
805-981-8655
www.LTCreit.com

TRANSFER AGENT
American Stock Transfer and Trust Company
6201 15th Avenue
Brooklyn, NY 11219
866-708-5586

SUPPLEMENTAL INFORMATION 2Q 2019

3

EXECUTION OF GROWTH STRATEGY $1.4 Billion in Total Investments Underwritten $450 $375 $300 $225 $150 $103 $94 $75 $25 $23 $68 $28 $22 $9 $0 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019 Development/Expansions/Renovations Total LTC Investment (excludes non-controlling partners’ contributions) INVESTMENTS 4 SUPPLEMENTAL INFORMATION 2Q 2019 Millions $414 $245 $185 $142 $109 $80 $112 $44$12$39

REAL ESTATE ACTIVITIES – ACQUISITIONS AND LOAN ORIGINATIONS

(DOLLAR AMOUNTS IN THOUSANDS)

ACQUISITIONS

DATE		# OF PROPERTIES	PROPERTY TYPE	# BEDS/ UNITS	LOCATION	OPERATOR	DATE OF CONSTRUCTION	CONTRACTUAL INITIAL CASH YIELD	PURCHASE PRICE	ADDITIONAL COMMITMENT[1]
2018	5/11	1	UDP[2]	78 units	Medford, OR	Fields Senior Living	2018-2019	7.65%	$ 600 [3]	$ 17,508 [3]
	6/28	2	MC	88 units	Fort Worth & Frisco, TX	Koelsch Communities	2014/2015	7.25%	25,200	—
	8/30	1	ILF	89 units	Medford, OR	Fields Senior Living	1984/2005	6.75%	14,400 [3]	— [3]
		4		255 units					$ 40,200	$ 17,508
2019	1/31	1	ALF/MC	74 units	Abingdon, VA	English Meadows Senior Living	2015	7.40%	$ 16,890 [4]	$ —

(1) Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Quarterly Report on Form 10-Q.

(2) See page 7 for development activities.

(3) We entered into a joint venture ("JV") to develop, purchase and own seniors housing communities. During 2018, the JV purchased land for the development of a 78-unit ALF/MC community for a total anticipated project cost of $18,108. Additionally during 2018, in a sale-leaseback transaction, the JV purchased an existing operational 89-unit ILF community adjacent to the ALF/MC community we are developing for $14,400. Upon completion of the development project, LTC's economic interest in the real estate JV is approximately 88%. We account for the JV on a consolidated basis. See page 6 for joint venture contributions.

(4) We entered into a JV to purchase an existing operational 74-unit ALF/MC community. The non-controlling partner contributed $919 of equity and we contributed $15,971 in cash. LTC's economic interest in the real estate JV is approximately 95%. We account for the JV on a consolidated basis. See page 6 for joint venture contributions.

LOAN ORIGINATIONS

DATE		# OF PROPERTIES	PROPERTY TYPE	# BEDS/ UNITS	LOCATION	LOAN TYPE	MATURITY DATE	OPERATOR	ORIGINATION	FUNDED AT ORIGINATION	STATED INTEREST RATE
2018	3/1	1	SNF	112 beds	Sterling Heights, MI [1]	Mortgage	Oct-2045	Prestige Healthcare	$ 9,100	$ 7,400	8.66%
	8/31	1	SNF	126 beds	Grand Haven, MI [1]	Mortgage	Oct-2045	Prestige Healthcare	10,125	7,125	9.41%
	10/16	1	UDP-ALF/MC/ILF	204 units	Atlanta, GA	Mezzanine	Dec-2023	Village Park Senior Living	6,828	—	12.00% [2]
		3		238 beds/204 units					$ 26,053	$ 14,525	
2019	6/20	2	SNF	205 beds	East Lansing, MI [3]	Mortgage	Jan-2045	Prestige Healthcare	$ 7,500	$ 7,500	9.41%

(1) We funded additional loan proceeds of $7,400 and $7,125 and committed to fund $1,700 and $3,000 in capital improvements, respectively, under an existing mortgage loan. The loan is secured by four SNF properties in Michigan. See page 8 for the detail of remaining commitments for expansions and renovations.

(2) Represents a mezzanine loan with a rate of 12.00% annually (8% paid in cash and 4% deferred during the first 46 months) which was originated in fourth quarter 2018 but funded in first quarter 2019.

(3) We funded additional loan proceeds of $7,500 under an existing mortgage loan. The incremental funding bears interest at 9.41%, fixed for two years, and escalating by 2.25% thereafter.

SUPPLEMENTAL INFORMATION 2Q 2019 INVESTMENTS 5

REAL ESTATE ACTIVITIES –JOINT VENTURES

(DOLLAR AMOUNTS IN THOUSANDS)

UNCONSOLIDATED JOINT VENTURES

COMMITMENT YEAR	LOCATION	PROJECTS	OPERATOR	PROPERTY TYPE	INVESTMENT TYPE	MATURITY DATE	RETURN	# BEDS/ UNITS	INVESTMENT COMMITMENT	2Q19 FUNDING	TOTAL FUNDED TO DATE	REMAINING COMMITMENT
2015	Peoria & Yuma, AZ	4	Senior Lifestyle	ALF/MC/ILF	Preferred Equity	N/A	15.00% (1)	585 units	$ 25,650	$ —	$ 23,976	$ 1,674
2015	Ocala, FL	1	Canterfield	ALF/MC/ILF	Mezzanine	Nov-2020	15.00%	99 units	2,900	—	2,900	—
								684 units	$ 28,550	$ —	$ 26,876	$ 1,674

(1) Currently, 8% is contractually due in cash and 7% is deferred. Effective 2Q19, the preferred equity investment was placed on cash basis due to delinquency of our preferred return.

CONSOLIDATED JOINT VENTURES

INVESTMENT YEAR	LOCATION	OPERATOR	PROPERTY TYPE	INVESTMENT PURPOSE	# BEDS/ UNITS	TOTAL JOINT VENTURES COMMITMENT	NON-CONTROLLING INTEREST CONTRIBUTION	LTC COMMITMENT	LTC FUNDED TO DATE	LTC REMAINING COMMITMENT(1)
2017	Cedarburg, WI	Tealwood Senior Living	UDP	Owned Real Estate & Development	110 units	$ 22,517	$ 2,318	$ 20,199	$ 19,112	$ 1,087
2017	Spartanburg, SC	Affinity Living Group	ALF	Owned Real Estate	87 units	11,660	1,241	10,419	10,324	95
					197 units	34,177	3,559	30,618	29,436	1,182
2018	Medford, OR	Fields Senior Living(2)	UDP	Owned Real Estate & Development	78 units	18,108	1,081	17,027	6,866	10,161
2018	Medford, OR	Fields Senior Living(2)	ILF	Owned Real Estate	89 units	14,400	2,857	11,543	11,543	—
					167 units	32,508	3,938	28,570	18,409	10,161
2019	Abingdon, VA	English Meadows Senior Living	ALF/MC	Owned Real Estate	74 units	16,890	919	15,971	15,971	—
					438 units	$ 83,575	$ 8,416	$ 75,159	$ 63,816	$ 11,343

(1) See page 7 and 8 for the development and renovation activities on a consolidated basis.
(2) Represents a single joint venture with ownership in two properties.

SUPPLEMENTAL INFORMATION 2Q 2019 INVESTMENTS 6

REAL ESTATE ACTIVITIES – DE NOVO DEVELOPMENT

(DOLLAR AMOUNTS IN THOUSANDS)

ESTIMATED CASH RENT INCEPTION DATE	COMMITMENT YEAR	LOCATION	OPERATOR	# OF PROJECTS	PROPERTY TYPE	CONTRACTUAL INITIAL CASH YIELD	# BEDS/ UNITS	INVESTMENT COMMITMENT(1)	2Q19 FUNDING(2)	TOTAL CAPITALIZED INTEREST/OTHER	TOTAL PROJECT BASIS TO DATE	REMAINING COMMITMENT(3)
1Q21	2018	Medford, OR	Fields	1	ALF/MC	7.65%	78 units	$ 18,108	$ 1,899	$ 220	$ 8,167	$ 10,161

(1) Includes purchase of land and initial improvement funding, if applicable, and development commitment.
(2) In addition to the 2Q19 funding above, we funded $2,042 on a property in Union, KY that was completed in 1Q19 and funded $2,114 on a property in Cedarburg, WI that was completed in 2Q19. See Lease-Up on page 9.
(3) Remaining Commitment is calculated as follows: "Investment Commitment" less "Total Project Basis" plus "Total Capitalized Interest/Other."


Weatherly Court
Medford, OR


Hamilton House
Cedarburg, WI

SUPPLEMENTAL INFORMATION 2Q 2019
INVESTMENTS 7

REAL ESTATE ACTIVITIES – EXPANSIONS & RENOVATIONS
(DOLLAR AMOUNTS IN THOUSANDS)

OWNED

ESTIMATED RENT INCEPTION DATE	COMMITMENT YEAR	PROJECT TYPE	LOCATION	OPERATOR	# OF PROJECTS	PROPERTY TYPE	CONTRACTUAL INITIAL CASH YIELD	INVESTMENT COMMITMENT	2Q19 FUNDING	TOTAL FUNDED TO DATE	REMAINING COMMITMENT
— (1)	2017	Renovation	Spartanburg, SC	Affinity Living Group	1	ALF/MC	7.25%	$ 1,500	$ 134	$ 1,405	$ 95
— (1)	2017	Renovation	Las Vegas, NV	Fundamental	1	OTH	9.00%	5,550	172	1,021	4,529
					2			$ 7,050	$ 306	$ 2,426	$ 4,624

(1) Rent payment increases upon each funding.

MORTGAGE LOANS

ESTIMATED INTEREST INCEPTION DATE	COMMITMENT YEAR	PROJECT TYPE	LOCATION	OPERATOR	# OF PROJECTS	PROPERTY TYPE	CONTRACTUAL INITIAL CASH YIELD	INVESTMENT COMMITMENT	2Q19 FUNDING	TOTAL FUNDED TO DATE	REMAINING COMMITMENT
— (1)	2015	Expansion	Rochester Hills , MI	Prestige Healthcare	1	SNF	9.41%	$ 11,500	$ 357	$ 2,182	$ 9,318
— (2)	2015	Renovation	Farmington & Howell, MI	Prestige Healthcare	2	SNF	9.41%	5,000	101	3,787	1,213
— (3)	2016	Renovation	East Lansing, MI	Prestige Healthcare	2	SNF	9.41%	4,500	267	3,935	565
— (2)	2018	Renovation	Sterling Heights, MI	Prestige Healthcare	1	SNF	8.66%	1,700	55	873	827
— (2)	2018	Renovation	Grand Haven, MI	Prestige Healthcare	1	SNF	9.41%	3,000	—	49	2,951
					7			$ 25,700	$ 780	$ 10,826	$ 14,874

(1) Commitment is part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding.
(2) Commitment is part of the total loan commitment secured by 4 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding.
(3) Interest payment increases upon each funding.

SUPPLEMENTAL INFORMATION 2Q 2019

INVESTMENTS 8

REAL ESTATE ACTIVITIES – LEASE-UP

(DOLLAR AMOUNTS IN THOUSANDS)

DATE ACQUIRED	DATE OPENED [1]	OCCUPANCY AT 6/30/2019	DEVELOPMENT COMMITMENT YEAR	PROJECT TYPE	LOCATION	OPERATOR	# OF PROJECTS	PROPERTY TYPE	# BEDS/ UNITS	CONTRACTUAL INITIAL CASH YIELD	TOTAL INVESTMENT[2]
Oct-2015	Dec-2017	64%	2015	Development	Glenview, IL	Anthem [3]	1	MC	66 units	— [3]	$ 16,467
Oct-2016	Jun-2018	52%	2016	Development	Oak Lawn, IL	Anthem [3]	1	MC	66 units	— [3]	14,997
Sep-2016	Feb-2019	59%	2016	Development	Union, KY	Carespring	1	SNF	143 beds	8.50%	23,342
Dec-2017	Feb-2019 [4]	15%	2017	Development	Cedarburg, WI	Tealwood	1	ALF/MC/ILF	110 units	7.50%	21,400
							4		242 units/143 beds		$ 76,206

(1) Represents date of Certificate of Occupancy.

(2) Total Investment for acquisitions include closing costs and total development costs.

(3) As a result of Anthem's default under its master lease in 2017, Anthem is paying partial annual cash rent of $7.5 million throughout December 31, 2019. We receive regular financial performance updates from Anthem and continue to monitor Anthem's performance obligations under the master lease agreement.

(4) Certificate of occupancy was received in February 2019, however licensure was not received until April 2019.

SUPPLEMENTAL INFORMATION 2Q 2019

INVESTMENTS 9

REAL ESTATE ACTIVITIES – LEASE-UP HISTORY

PROPERTY	LOCATION	OPERATOR	PROPERTY TYPE	PROJECT TYPE	# BEDS/ UNITS	DATE ACQUIRED	DATE OPENED (1)	DATE STABILIZED	# OF MONTHS TO STABILIZATION
Highline Place	Littleton, CO	Anthem	MC	Development	60 units	May-2012	Jul-2013	Sep-2013	2
Willowbrook Place - Kipling	Littleton, CO	Anthem	MC	Development	60 units	Sep-2013	Aug-2014	Dec-2015	16
Chelsea Place	Aurora, CO	Anthem	MC	Development	48 units	Sep-2013	Dec-2014	Mar-2016	15
Greenridge Place	Westminster, CO	Anthem	MC	Development	60 units	Dec-2013	Feb-2015	Feb-2017	24
Harvester Place	Burr Ridge, IL	Anthem	MC	Development	66 units	Oct-2014	Feb-2016	Feb-2018	24
Vineyard Place	Murrieta, CA	Anthem	MC	Development	66 units	Sep-2015	Aug-2016	Aug-2018	24
Porter Place	Tinley Park, IL	Anthem	MC	Development	66 units	May-2015	Jul-2016	Jul-2018	24
Coldspring Transitional Care Center	Cold Spring, KY	Carespring	SNF	Development	143 beds	Dec-2012	Nov-2014	Jun-2016	19
Hillside Heights Rehabilitation Suites	Amarillo, TX	Fundamental	SNF	Redevelopment	120 beds	Oct-2011	Jul-2013	Aug-2013	1
Pavilion at Glacier Valley	Slinger, WI	Fundamental	SNF	Redevelopment	106 beds	Feb-2015	Feb-2014	Feb-2016	24
Pavilion at Creekwood	Mansfield, TX	Fundamental	SNF	Acquisition	126 beds	Feb-2016	Jul-2015	Feb-2017	12
Carmel Village Memory Care	Clovis, CA	Generations	MC/ILF	Acquisition	73 units	Jun-2017	Sep-2016	Jun-2018	12
Carmel Village at Clovis	Clovis, CA	Generations	ALF	Acquisition	107 units	Jun-2017	Nov-2014	Jun-2018	12
Mustang Creek Estates	Frisco, TX	Mustang Creek Mgmt	ALF/MC	Development	80 units	Dec-2012	Oct-2014	Dec-2015	14
The Oxford Grand	Wichita, KS	Oxford Senior Living	ALF/MC	Development	77 units	Oct-2012	Oct-2013	Sep-2014	11
Oxford Villa	Wichita, KS	Oxford Senior Living	ILF	Development	108 units	May-2015	Nov-2016	Nov-2018	24
Oxford Kansas City(2)	Kansas City, MO	Oxford Senior Living	ALF/MC	Acquisition	73 units	Oct-2017	Aug-2017	Jun-2019	22
Thrive at Deerwood	Jacksonville, FL	Thrive Senior Living(3)	MC	Acquisition	60 units	Sep-2015	Jul-2015	Jul-2017	24
Thrive at Beckley Creek	Louisville, KY	Thrive Senior Living(3)	MC	Acquisition	60 units	Apr-2016	Mar-2016	Mar-2018	24
Thrive at Athens	Athens, GA	Thrive Senior Living(3)	ALF/MC	Acquisition	70 units	Jun-2016	May-2016	May-2018	24
Thrive at Oso Bay	Corpus Christi, TX	Thrive Senior Living(3)	MC	Development	56 units	Feb-2015	May-2016	May-2018	24
Thrive at Prince Creek	Murrells Inlet, SC	Thrive Senior Living(3)	ALF/MC	Development	89 units	Feb-2015	Sep-2016	Sep-2018	24
Thrive at West Chester(4)	West Chester, OH	Thrive Senior Living(3)	MC	Acquisition	60 units	Jun-2017	Apr-2017	Apr-2019	24

(1) Represents date of Certificate of Occupancy.
(2) Property meets the definition of stabilized and has achieved the applicable occupancy threshold. The occupancy for Kansas City, MO property at June 30, 2019 was 90%.
(3) On June 1, 2019, two properties in Louisville, KY and West Chester, OH were transitioned and are being operated by Trilogy Management Services, a new relationship for LTC. Also, the property located in Corpus Christi, TX transitioned on June 1 and was added to an existing master lease with an affiliate of Veritas, a current operating partner. On July 1, Veritas commenced operations at two properties located in Athens, GA and Murrells Inlet, SC. On August 1, the remaining Thrive-operated property in Jacksonville, FL was transitioned to Affinity, also a current operating partner.
(4) Property meets the definition of stabilized but has not yet achieved the applicable occupancy threshold. The occupancy for West Chester, OH property at June 30, 2019 was 75%.

SUPPLEMENTAL INFORMATION 2Q 2019 INVESTMENTS 10

REAL ESTATE ACTIVITIES – CAPITAL RECYCLING On average, LTC has sold approximately $20 million annually Since 2000: • • Total Sales Price of $344.1 million Total Gain of $137.4 million $98 $78 $58 $38 $18 ($2) 2000 2003 2006 2009 2012 2015 YTD 2019 Sales Gain/(Loss) INVESTMENTS 11 SUPPLEMENTAL INFORMATION 2Q 2019 Millions

PORTFOLIO OVERVIEW (DOLLAR AMOUNTS IN THOUSANDS) TWELVE MON TH S EN D ED J UN E 3 0 , 2 0 1 9 # OF PROPERTI ES G ROS S I N VES TMEN T % OF I N VES TMEN T REN TAL I N C OME (1) I N TERES T I N C OME (2) % OF REVEN UES PROPERTY TY PE Assisted Living 105 843,682 49.4% 67,960 — 41.2% Other(4) 1 11,239 0.7% 940 — 0.6% (1) (2) (3) (4) Includes “cash rent,” “straight-line rent” and “amortization of lease incentives” and excludes rental income from properties sold during the twelve months ended June 30, 2019. Includes “interest income from mortgage loans” and excludes interest income from mortgage loans that paid off during the twelve months ended June 30, 2019. Includes a development project consisting of a 78-unit ALF/MC community in Oregon. Includes three parcels of land held-for use and one behavioral health care hospital. Gross Real Property 85.1% $1.4B 30 Operators 28 States 200 Properties 1 Development project 3 Land parcels Loans Receivable 14.9% $0.3B PORTFOLIO 12 SUPPLEMENTAL INFORMATION 2Q 2019 Total200$1,707,224100.0%$135,766$29,039100.0% Under Development(3)—8,1670.5%——— Skilled Nursing94$844,13649.4%$66,866$29,03958.2%

PORTFOLIO METRICS (TRAILING TWELVE MONTHS THROUGH MARCH 31, 2019 AND DECEMBER 31, 2018) SAME PROPERTY PORTFOLIO STATISTICS (1) ASSISTED LIVING SKILLED NURSING 2.00 100.0% 2.00 1.50 1.00 0.50 0.00 100.0% 95.0% 90.0% 85.0% 80.0% 75.0% 1.79 1.77 1.50 1.00 0.50 0.00 90.0% 1.42 1.43 1.29 1.28 80.0% 1.21 1.21 86.3% 85.9% 77.0% 76.9% 70.0% 60.0% 4Q18 1Q19 4Q18 1Q19 Normalized EBITDAR Normalized EBITDARM Occupancy Normalized EBITDAR Normalized EBITDARM Occupancy STABILIZED PROPERTY PORTFOLIO (1) SNF PORTFOLIO PAYOR SOURCE TOTAL PORTFOLIO PAYOR SOURCE 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% 50.0% 55.9% 55.9% 47.1% 46.3% 40.0% 30.0% 32.0% 31.8% 31.0% 30.4% 20.0% 21.9% 20.9% 10.0% 13.7% 13.1% 0.0% 4Q18 1Q19 4Q18 1Q19 Private Pay Medicare Medicaid Private Pay Medicare Medicaid (1) Information is from property level operator financial statements which are unaudited and have not been independently verified by LTC. PORTFOLIO 13 SUPPLEMENTAL INFORMATION 2Q 2019 Occupancy % Occupancy %

PORTFOLIO DIVERSIFICATION – GEOGRAPHY (AS OF JUNE 30, 2019) States in which we have the highest concentration of properties are those states with the highest projected increases in the 80+ population cohort over the next decade. WA 1 ME ND MT 1 OR ID WI 1 MN SD NY 22 WY MI IA 7 PA 1 NE OH 2 NJ CA CO NV IN UT WV VA KS 3 IL MO 4 2 3 2 KY NC AZ OK 2 TN NM SC 5 AR 2 Skilled Nursing (94) Assisted Living (105) Other * (1) Under Development (1) GA 7 AL MS 1 1 TX LA 24 FL 4 Land (3) * Behavioral health care hospital Represents 10 states with the highest projected increases in the 80+ population cohort from year 2020 to year 2030 Source: The American Senior Housing Association, Winter 2018, Population Growth Forecast by State PORTFOLIO 14 SUPPLEMENTAL INFORMATION 2Q 2019 7 18 1 1 5 6 5 1 1 8 5 1 13 5 7 4 4 2 10 1 1

PORTFOLIO DIVERSIFICATION – GEOGRAPHY

(AS OF JUNE 30, 2019, DOLLAR AMOUNTS IN THOUSANDS)

STATE (1)	# OF PROPS	GROSS INVESTMENT	%	SNF	%	ALF	%	UDP	%	OTH (2)	%
Texas	42	$ 292,159	17.1%	$ 216,022	25.6%	$ 76,137	9.0%	$ —	—	$ —	—
Michigan	22	255,498	15.0%	254,555	30.1%	—	—	—	—	943	8.4%
Wisconsin	11	149,064	8.7%	13,946	1.7%	135,118	16.0%	—	—	—	—
Colorado	16	114,923	6.7%	8,044	1.0%	106,879	12.7%	—	—	—	—
California	7	102,412	6.0%	22,260	2.6%	80,152	9.5%	—	—	—	—
Illinois	5	87,548	5.1%	—	—	87,548	10.4%	—	—	—	—
Ohio	9	86,243	5.1%	54,000	6.4%	32,243	3.8%	—	—	—	—
Florida	11	72,169	4.2%	32,865	3.9%	39,304	4.7%	—	—	—	—
Kansas	11	71,418	4.2%	14,111	1.7%	57,307	6.8%	—	—	—	—
Kentucky	3	62,216	3.7%	48,038	5.7%	14,178	1.7%	—	—	—	—
All Others	63	413,574	24.2%	180,295	21.3%	214,816	25.4%	8,167	100.0%	10,296	91.6%
Total	200	$ 1,707,224	100.0%	$ 844,136	100.0%	$ 843,682	100.0%	$ 8,167	100.0%	$ 11,239	100.0%

(1) Due to master leases with properties in multiple states, revenue by state is not available.
(2) Includes one behavioral health care hospital and three parcels of land.

GROSS PORTFOLIO BY MSA (1)


60.0%
40.0%
20.0%
0.0%
49.4%
19.5%
20.6%
7.4%
3.1%
MSAs 1-31
MSAs 32-100
MSAs > 100
Cities in Micro-SA
Cities not in MSA or Micro-SA

(1) The MSA rank by population as of July 1, 2018, as estimated by the United States Census Bureau. Approximately 69% of our properties are in the top 100 MSAs.

AVERAGE PORTFOLIO AGE (1)


Years
40
30
20
10
0
23 years
12 years
Skilled Nursing
Assisted Living

(1) As calculated from construction date or major renovation/expansion date. Includes owned portfolio and mortgage loans secured by 22 SNF properties in Michigan.

SUPPLEMENTAL INFORMATION 2Q 2019
PORTFOLIO 15

PORTFOLIO DIVERSIFICATION – OPERATORS (AS OF JUNE 30, 2019, DOLLAR AMOUNTS IN THOUSANDS) AN N UALI Z ED I N C OME (1) # OF PROPS G ROS S I N VES TMEN T G AAP (2) OPERATORS % C AS H % % Senior Lifestyle Corporation 23 19,745 11.7% 17,699 11.1% 190,758 11.2% (4) Anthem Memory Care 11 7,500 4.4% 7,500 4.7% 136,397 8.0% (5) Preferred Care 24 12,155 7.2% 12,155 7.6% 78,039 4.6% Fundamental 7 8,399 5.0% 8,447 5.3% 75,674 4.4% Genesis Healthcare 7 8,154 4.8% 8,111 5.0% 53,404 3.1% 200 $ 169,102 100.0% $ 160,104 100.0% $ 1,707,224 100.0% (1) (2) Represents annualized income for the month of June 2019 except as noted in footnote (2) below. Includes annualized GAAP rent for leased properties, except for Anthem, Senior Care, Preferred Care and Thrive as described below, and annualized interest income from mortgage loans outstanding as of June 30, 2019. In December 2018, Senior Care Centers and numerous of its affiliates and subsidiaries (“Senior Care”) filed for Chapter 11 bankruptcy resulting from lease terminations from certain landlords and on-going operational challenges. Due to the uncertainty regarding the outcome of the bankruptcy process, the amount reflects contractual annual cash rent. Anthem is currently being accounted for on a cash basis. See page 9 for Anthem disclosure. We have agreed to possibly re-lease and/or sell some of the properties currently operated by Preferred Care. Due to the uncertainty regarding the timing and transition of properties to new operator(s), this amount reflects annual cash rent. Included in this amount is $2,891 related to the six properties formerly operated by Thrive. Effective August 1, 2019, all properties have been transitioned to new operators. (3) (4) (5) (6) Other Rehab 2 States PORTFOLIO 16 SUPPLEMENTAL INFORMATION 2Q 2019 Privately Held SNF/ALF/ILF 82 Properties 6 States Privately Held ALF/ILF/MC/SNF Short Term Stays 178 Properties 28 States Privately Held SNF/ALF/ILF/MC Transitional Care & Rehab 100 Properties (3) (3) Privately Held Exclusively MC 12 Properties 4 States NYSE: BKD ILF/ALF/MC Continuing Care 844 Properties 45 States Privately Held SNF/ALF/ILF Specialty Care 65 Properties 10 States Privately Held SNF/ALF/ILF Transitional Care 12 Properties 2 States Privately Held SNF/MC Hospitals & Other Rehab 90 Properties 10 States Privately Held SNF/ALF/ILF 25 Properties 5 States NYSE: GEN SNF/ALF Senior Living Approx 400 Properties 30 States All Others4735,006 (6)20.7%34,57821.6%494,45628.9% Traditions Senior Management78,2754.9%8,3425.2%71,7404.2% Carespring Health Care Management411,1946.6%9,5546.0%102,0386.0% Brookdale Senior Living3513,6488.1%13,6888.5%98,9215.8% Senior Care Centers1114,247 (3)8.4%14,2478.9%138,1098.1% Prestige Healthcare24$30,77918.2%$25,78316.1%$267,68815.7%

PORTFOLIO MATURITY (AS OF JUNE 30, 2019, DOLLAR AMOUNTS IN THOUSANDS) REN TAL I N C OME(1) % OF TOTAL I N TERES T I N C OME (1) % OF TOTAL AN N UAL I N C OME(1) % OF TOTAL Y EAR 2020 $ 14,537 10.4% $ — — $ 14,537 8.6% (3) 2021 15,608 11.1% — — 15,608 9.2% 2023 3,332 2.4% — — 3,332 2.0% 2025 9,076 6.5% — — 9,076 5.4% Total $ 139,558 100.0% $ 29,544 100.0% $ 169,102 100.0% 100.0% 80.0% 60.0% 40.0% 20.0% 2.0% 0.0% 0.0% 0.0% 0.4% 0.0% 0.0% 0.0% 0.0% 2020 2021 2022 2023 2024 2025 Thereafter (1) Includes annualized GAAP rent for leased properties, except for Anthem, Senior Care, Preferred Care and Thrive, and annualized interest income from mortgage loans outstanding as of June 30, 2019. $13,648 relates to Brookdale. $12,155 relates to Preferred Care. We have agreed to possibly re-lease and/or sell some of the properties currently operated by Preferred Care. Due to the uncertainty regarding the timing and transition of properties to new operator(s), this amount reflects annual cash rent. (2) (3) PORTFOLIO 17 SUPPLEMENTAL INFORMATION 2Q 2019 LeasesLoans (As a % of Total Annual Income)(1) 54.0% 17.5% 8.6%9.2%2.9%5.4% Thereafter91,36765.5%29,544100.0%120,91171.5% 20244,8673.5%——4,8672.9% 20227710.6%——7710.4% (2) Near Term Lease Maturities: •Five in 2020 with an annualized GAAP rent totaling $14.5 million •Four in 2021 with an annualized GAAP rent totaling $15.6 million As of June 30, 2019, approximately 96% of owned properties are covered under master leases and approximately 95% of rental revenues come from master leases or cross-default leases.

ENTERPRISE VALUE

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND NUMBER OF SHARES)

			JUNE 30, 2019	CAPITALIZATION
DEBT				
Bank borrowings - weighted average rate 3.7% (1)			$ 146,900	
Senior unsecured notes - weighted average rate 4.5% (2)			528,938	
Total debt - weighted average rate 4.3%			675,838	27.1%
EQUITY		06/28/19		
	No. of shares	Closing Price		
Common stock	39,747,191	$ 45.66 (3)	1,814,857	72.9%
TOTAL MARKET VALUE			**$ 2,490,695**	100.0%
Add: Non-controlling interest			8,439	
Less: Cash and cash equivalents			(3,207)	
ENTERPRISE VALUE			**$ 2,495,927**	
Debt to Enterprise Value			27.1%	
Debt to Annualized Adjusted EBITDAre (4)			4.5x	

CAPITALIZATION


Common Stock
72.9%
Total Debt
27.1%

(1) Subsequent to June 30, 2019, we borrowed $12,000 under our unsecured revolving line of credit. Accordingly, we have $158,900 outstanding with $441,100 available for borrowing.
(2) Represents outstanding balance of $529,800, net of debt issue costs of $862. Subsequent to June 30, 2019, we paid $8,500 of scheduled principal payments. Accordingly, we have $520,438 outstanding under our senior unsecured notes.
(3) Closing price of our common stock as reported by the NYSE on June 28, 2019, the last trading day of second quarter 2019.
(4) See page 22 for reconciliation of annualized adjusted EBITDAre.

SUPPLEMENTAL INFORMATION 2Q 2019 FINANCIAL 18

DEBT METRICS (DOLLAR AMOUNTS IN THOUSANDS) LINE OF CREDIT LIQUIDITY $600,000 $453,100 $488,000 $503,500 $492,900 $500,000 $400,000 $300,000 $200,000 $100,000 $146,900 $112,000 $107,100 $96,500 $-2Q19 2018 2017 2016 Balance Available LEVERAGE RATIOS COVERAGE RATIOS 8.0 50.0% 36.8% 37.6% 35.2% 36.4% 40.0% 6.0 5.2x 4.9x 4.8x 4.7x 28.0% 28.0% 27.1% 4.5x 4.4x 4.3x 4.2x 30.0% 24.9% 4.0 20.0% 2.0 10.0% 0.0 0.0% Debt to Adjusted EBITDAre Adjusted EBITDAre/ Fixed Charges Debt to Gross Asset Value Debt to Total Enterprise Value 2Q19 2018 2017 2016 2Q19 Annualized 2018 2017 2016 FINANCIAL 19 SUPPLEMENTAL INFORMATION 2Q 2019

DEBT MATURITY (AS OF JUNE 30, 2019, DOLLAR AMOUNTS IN THOUSANDS) UN S EC URED LI N E OF C RED I T(1) S EN I OR UN S EC URED N OTES (2) DEBT STRUCTURE % OF TOTAL Y EAR TOTAL Unsecured Line of Credit 21.7% 2020 — 40,160 40,160 5.9% 2022 146,900 48,160 195,060 28.8% 2024 — 49,160 49,160 7.3% Senior Unsecured Notes 78.3% Thereafter — 217,000 217,000 32.1% $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $0 $0 $0 $0 $0 $0 $0 $-2019 2020 2021 2022 2023 2024 2025 Thereafter (1) (2) (3) Subsequent to June 30, 2019, we borrowed $12,000 under our unsecured revolving line of credit. Accordingly, we have $158,900 outstanding with $441,100 available for borrowing. Reflects scheduled principal payments. Subsequent to June 30, 2019, we paid $8,500 of scheduled principal payments. Accordingly, we have $520,438 outstanding under our senior unsecured notes. Excludes debt issue costs which are included in the senior unsecured notes balance on our Consolidated Balance Sheets shown on page 24. FINANCIAL 20 SUPPLEMENTAL INFORMATION 2Q 2019 Unsecured LineSenior Unsecured Notes $217,000 $146,900 $29,500$40,160$47,160$48,160$49,160$49,160$49,500 Total$146,900$529,800 (3) $676,700 (3) 100.0% 2025—49,50049,5007.3% 2023—49,16049,1607.3% 2021—47,16047,1607.0% 2019$—$29,500$29,5004.3%

FINANCIAL DATA SUMMARY

(DOLLAR AMOUNTS IN THOUSANDS)

	6/30/19	12/31/18	12/31/17	12/31/16
Gross real estate assets	$1,707,224	$1,666,842	$1,618,284	$1,533,679
Net real estate investments	$1,370,405	$1,349,520	$1,309,996	$1,255,503
Gross asset value	$1,836,503	$1,831,070	$1,774,024	$1,673,238
Total debt [1]	$675,838	$645,029	$667,502	$609,391
Total liabilities	$711,870	$680,649	$706,922	$654,848
Total equity	$787,610	$832,971	$758,648	$740,048

(1) Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs.

NON-CASH REVENUE COMPONENTS

	2Q19	3Q19[1]	4Q19[1]	1Q20[1]	2Q20[1]
Straight-line rent	$ 1,275	$ 992	$ 805	$ 753	$ 668
Amortization of lease incentives	(94)	(100)	(101)	(102)	(105)
Effective interest	1,418	1,521	1,463	1,419	1,420
Net	$ 2,599	$ 2,413	$ 2,167	$ 2,070	$ 1,983

(1) For leases and loans in place at June 30, 2019, assuming no renewals, modifications or replacements, and no new investments are added to our portfolio.

COMPONENTS OF RENTAL INCOME

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,	
	2019	2018	2019	2018
Cash rent	$ 33,186 [1]	$ 32,481	$ 67,250 [1]	$ 64,086
Revenue related to real estate taxes reimbursed by the operator [2]	3,910	—	8,245	—
Straight-line rent	1,275 [3]	2,000	2,513 [3]	5,440
Straight-line rent write-off	—	—	(1,926) [4]	—
Amortization of lease incentives	(94) [3]	(551)	(181) [3]	(1,091)
Total rental income	$ 38,277	$ 33,930	$ 75,901	$ 68,435

(1) Increased due to acquisitions, developments and capital improvement projects partially offset by decreased rent from properties sold in 2018.
(2) Per the provisions of the new GAAP lease standard, any lessor cost, paid by the lessor and reimbursed by the lessee, must be included as lease payment. We have adopted the new lease standard using a modified retrospective approach as of January 1, 2019. Accordingly, we are not required to report this revenue stream for periods prior to January 1, 2019.
(3) Decrease is due to the adoption of the new GAAP lease standard, under which we wrote off straight-line rent and lease incentives related to certain operators due to our assessment that it is not probable that we will collect substantially all of the lease obligation through maturity.
(4) Represents the write-off of straight-line rent due to a lease termination and transition of two seniors housing communities to a new operator.

SUPPLEMENTAL INFORMATION 2Q 2019 FINANCIAL 21

FINANCIAL DATA SUMMARY (DOLLAR AMOUNTS IN THOUSANDS) RECONCILIATION OF ANNUALIZED ADJUSTED EBITDAre AND FIXED CHARGES TH REE MON TH S EN D ED 6/30/19 F OR TH E Y EAR EN D ED 12/31/18 12/31/17 12/31/16 (1) (2) Add: Impairment charges — — 1,880 766 Add: Depreciation and amortization 9,860 37,555 37,610 35,932 Add: Capitalized interest 73 1,248 908 1,408 Annualized Fixed Charges $ 31,132 D e bt (ne t o f de bt is s ue c o s t s ) $ 6 7 5 , 8 3 8 $ 6 4 5 , 0 2 9 $ 6 6 7 , 5 0 2 $ 6 0 9 , 3 9 1 4.5x * Debt to Adjusted EBITDAre 4.3x 4.4x 4.2x * Represents annualized 2Q19 results (1) (2) (3) (4) Represents net write-off of $1,880 of straight-line rent and other receivables related to two properties in Overland Park and Wichita, KS. Impairment charge related to a property in Brownsville, TX sold in 2017. Represents net write-off of earn-out liabilities and the related lease incentives. Given we do not have preferred stock, our fixed-charge coverage ratio and interest coverage ratio are the same. FINANCIAL 22 SUPPLEMENTAL INFORMATION 2Q 2019 Adjusted EBITDAre to Fixed Charges4.8x *4.7x4.9x5.2x Annualized Adjusted EBITDAre$150,416 F ixe d c ha r ge s (4) $7 , 7 8 3$3 1 , 4 4 4$3 0 , 8 5 7$2 7 , 8 5 0 Interest expense$7,710$30,196$29,949$26,442 Adjus t e d EBI TD A re$3 7 , 6 0 4$1 4 9 , 0 7 1$1 5 2 , 1 2 3$1 4 4 , 6 7 3 (Less)/add: Non-recurring items—(3,074) (3) (842) (3) — EBITDAre37,604152,145152,965144,673 Add: Interest expense7,71030,19629,94926,442 Less: Gain on sale of real estate, net(500)(70,682)(3,814)(3,582) Net income$20,534$155,076$87,340$85,115

INCOME STATEMENT DATA

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,	
	2019	2018	2019	2018
	(unaudited)		*(unaudited)*	
Revenues				
Rental income *(see page 21)*	$ 38,277	$ 33,930	$ 75,901	$ 68,435
Interest income from mortgage loans	7,351	7,007	14,662	13,823
Interest and other income	638	535	1,159	1,024
Total revenues	46,266	41,472	91,722	83,282
Expenses				
Interest expense	7,710	7,655	15,177	15,484
Depreciation and amortization	9,860	9,268	19,467	18,712
Provision (recovery) for doubtful accounts	84	(38)	167	(30)
Transaction costs	200	6	200	10
Property tax expense *(see page 21)*	3,910	—	8,296	—
General and administrative expenses	4,596	4,716	9,167	9,513
Total expenses	26,360	21,607	52,474	43,689
Other operating income:				
Gain on sale of real estate, net	500	48,345	500	48,345
Operating Income	20,406	68,210	39,748	87,938
Income from unconsolidated joint ventures	128	726	1,213	1,357
Net Income	20,534	68,936	40,961	89,295
Income allocated to non-controlling interests	(88)	—	(169)	—
Net income attributable to LTC Properties, Inc.	20,446	68,936	40,792	89,295
Income allocated to participating securities	(94)	(278)	(186)	(366)
Net income available to common stockholders	$ 20,352	$ 68,658	$ 40,606	$ 88,929
Earnings per common share:				
Basic	$ 0.51	$ 1.74	$1.03	$2.25
Diluted	$ 0.51	$ 1.73	$1.02	$2.25
Weighted average shares used to calculate earnings per common share:				
Basic	39,577	39,471	39,555	39,461
Diluted	39,769	39,765	39,747	39,750
Dividends declared and paid per common share	$ 0.57	$ 0.57	$1.14	$1.14

SUPPLEMENTAL INFORMATION 2Q 2019 FINANCIAL 23

CONSOLIDATED BALANCE SHEETS

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	JUNE 30, 2019 (unaudited)	DECEMBER 31, 2018 (audited)
ASSETS		
Investments:		
Land	$ 126,028	$ 125,358
Buildings and improvements	1,320,895	1,290,352
Accumulated depreciation and amortization	(332,364)	(312,959)
Operating real estate property, net	1,114,559	1,102,751
Properties held-for-sale, net of accumulated depreciation: 2019—$1,916; 2018—$1,916	3,830	3,830
Real property investments, net	1,118,389	1,106,581
Mortgage loans receivable, net of loan loss reserve: 2019—$2,539; 2018—$2,447	252,016	242,939
Real estate investments, net	1,370,405	1,349,520
Notes receivable, net of loan loss reserve: 2019—$204; 2018—$128	20,157	12,715
Investments in unconsolidated joint ventures	27,521	30,615
Investments, net	1,418,083	1,392,850
Other assets:		
Cash and cash equivalents	3,207	2,656
Restricted cash	2,108	2,108
Debt issue costs related to bank borrowings	2,597	2,989
Interest receivable	23,640	20,732
Straight-line rent receivable, net of allowance for doubtful accounts: 2019—$0; 2018—$746	43,730	73,857
Lease incentives	2,652	14,443
Prepaid expenses and other assets	3,463	3,985
Total assets	$ 1,499,480	$ 1,513,620
LIABILITIES		
Bank borrowings	$ 146,900	$ 112,000
Senior unsecured notes, net of debt issue costs: 2019—$862; 2018—$938	528,938	533,029
Accrued interest	5,290	4,180
Accrued expenses and other liabilities	30,742	31,440
Total liabilities	711,870	680,649
EQUITY		
Stockholders' equity:		
Common stock: $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2019—39,747; 2018—39,657	397	397
Capital in excess of par value	863,993	862,712
Cumulative net income	1,253,748	1,255,764
Cumulative distributions	(1,338,967)	(1,293,383)
Total LTC Properties, Inc. stockholders' equity	779,171	825,490
Non-controlling interests	8,439	7,481
Total equity	787,610	832,971
Total liabilities and equity	$ 1,499,480	$ 1,513,620

SUPPLEMENTAL INFORMATION 2Q 2019 FINANCIAL 24

FUNDS FROM OPERATIONS

(UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

RECONCILIATION OF FFO AND FAD

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,	
	2019	2018	2019	2018
GAAP net income available to common stockholders	$ 20,352	$ 68,658	$ 40,606	$ 88,929
Add: Depreciation and amortization	9,860	9,268	19,467	18,712
Less: Gain on sale of real estate, net	(500)	(48,345)	(500)	(48,345)
NAREIT FFO attributable to common stockholders	29,712	29,581	59,573	59,296
Add: Non-recurring items [(1)(2)]	—	—	576	—
FFO attributable to common stockholders excluding non-recurring items	$ 29,712	$ 29,581	$ 60,149	$ 59,296
NAREIT FFO attributable to common stockholders	$ 29,712	$ 29,581	$ 59,573	$ 59,296
Non-cash income:				
Less: Straight-line rental income *(see page 21)*	(1,275)	(2,000)	(2,513)	(5,440)
Add: Amortization of lease incentives *(see page 21)*	94	551	181	1,091
Add: Other non-cash contra-revenue [(1)]	—	—	1,926	—
Less: Effective interest income from mortgage loans	(1,418)	(1,420)	(2,833)	(2,824)
Less: Deferred income from unconsolidated joint ventures	(6)	(31)	(13)	(62)
Total Non-cash income	(2,605)	(2,900)	(3,252)	(7,235)
Non-cash expense:				
Add: Non-cash compensation charges	1,623	1,521	3,312	2,897
Add: Non-cash interest related to earn-out liabilities	—	125	—	251
Less: Capitalized interest	(73)	(293)	(333)	(552)
Total Non-cash expense	1,550	1,353	2,979	2,596
Funds available for distribution (FAD)	28,657	28,034	59,300	54,657
Less: Non-recurring income [(2)]	—	—	(1,350)	—
Funds available for distribution (FAD) excluding non-recurring items	$ 28,657	$ 28,034	$ 57,950	$ 54,657
NAREIT Diluted FFO attributable to common stockholders per share	$ 0.75	$ 0.75	$ 1.50	$ 1.50

(1) Represents $1,926 write-off of straight-line rent due to a lease termination and transition of two seniors housing communities to a new operator.
(2) Represents $1,350 deferred rent repayment from an operator.

SUPPLEMENTAL INFORMATION 2Q 2019 FINANCIAL 25

FUNDS FROM OPERATIONS

(UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

RECONCILIATION OF FFO PER SHARE

	FFO		FAD	
FOR THE THREE MONTHS ENDED JUNE 30,	**2019**	**2018**	**2019**	**2018**
FFO/FAD attributable to common stockholders	$ 29,712	$ 29,581	$ 28,657	$ 28,034
Non-recurring one-time items	—	—	—	—
FFO/FAD attributable to common stockholders excluding non-recurring income	29,712	29,581	28,657	28,034
Effect of dilutive securities:				
Participating securities	94	—	94	—
Diluted FFO/FAD assuming conversion	$ 29,806	$ 29,581	$ 28,751	$ 28,034
Shares for basic FFO/FAD per share	39,577	39,471	39,577	39,471
Effect of dilutive securities:				
Stock options	5	2	5	2
Performance based stock units (MSU)	187	132	187	132
Participating securities	165	—	165	—
Shares for diluted FFO/FAD per share	39,934	39,605	39,934	39,605

	FFO		FAD	
FOR THE SIX MONTHS ENDED JUNE 30,	**2019**	**2018**	**2019**	**2018**
FFO/FAD attributable to common stockholders	$ 59,573	$ 59,296	$ 59,300	$ 54,657
Non-recurring one-time items	576 (1)	—	(1,350) (2)	—
FFO/FAD attributable to common stockholders excluding non-recurring income	60,149	59,296	57,950	54,657
Effect of dilutive securities:				
Participating securities	186	366	186	366
Diluted FFO/FAD assuming conversion	$ 60,335	$ 59,662	$ 58,136	$ 55,023
Shares for basic FFO/FAD per share	39,555	39,461	39,555	39,461
Effect of dilutive securities:				
Stock options	5	2	5	2
Performance based stock units (MSU)	187	132	187	132
Participating securities	161	155	161	155
Shares for diluted FFO/FAD per share	39,908	39,750	39,908	39,750

(1) Represents $1,350 deferred rent repayment from an operator and $1,926 write-off of straight-line rent due to a lease termination and transition of two seniors housing communities to a new operator.

(2) Represents $1,350 deferred rent repayment from an operator.

SUPPLEMENTAL INFORMATION 2Q 2019 FINANCIAL 26

GLOSSARY Assisted Living Communities (“ALF”): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs. Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value. Independent Living Communities (“ILF”): Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or seniors apartments. Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year. Interest Income: Represents interest income from mortgage loans and other notes. Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at seniors housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time. Earnings Before Interest, Tax, Depreciation and Amortization for Real Estate (“EBITDAre”): As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), EBITDAre is calculated as net income available to common stockholders (computed in accordance with GAAP) excluding (i) interest expense, (ii) income tax expense, (iii) real estate depreciation and amortization, (iv) impairment write-downs of depreciable real estate, (v) gains or losses on the sale of depreciable real estate, and (vi) adjustments for unconsolidated partnerships and joint ventures. Memory Care Communities (“MC”): Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents. Funds Available for Distribution (“FAD”): FFO excluding the effects of straight-line rent, amortization of lease costs, effective interest income, deferred income from unconsolidated joint ventures, non-cash compensation charges, capitalized interest and non-cash interest charges. Metropolitan Statistical Areas (“MSA”): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. MSAs 1 to 31 have a population of 20.3M – 2.1M. MSAs 32 to 100 have a population of 2.1M – 0.6M. MSAs less than 100 have a population of 0.5M – 55K. Cities in a Micro-SA have a population of 216K – 13K. Cities not in a MSA has population of less than 100K. Funds From Operations (“FFO”): As defined by NAREIT, net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs. Mezzanine: In certain circumstances, the Company strategically allocates a portion of its capital GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income. deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure. Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value-add opportunities on existing operational properties. We seek market-based, risk-adjusted rates of return typically between 12-18% with the loan term typically between four to eight years. Security for mezzanine loans can include all or a portion of the following credit enhancements; secured second mortgage, pledge of equity interests and personal/corporate guarantees. Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements. Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements. GLOSSARY 27 SUPPLEMENTAL INFORMATION 2Q 2019

GLOSSARY Micropolitan Statistical Areas (“Micro-SA”): Based on the U.S. Census Bureau, Micro-SA is a Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us. geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 population. Mortgage Loan: Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage. Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves. When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower. Private Pay: Private pay includes private insurance, HMO, VA, and other payors. Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale). Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”). Rental Income: Represents GAAP rent net of amortized lease inducement cost. Non-cash Rental Income: Straight-line rental income and amortization of lease inducement. Same Property Portfolio (“SPP”): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio. Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP. Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock. Normalized EBITDAR Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent. Management fees are imputed at 5% of revenues. Skilled Nursing Properties (“SNF”): Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Normalized EBITDARM Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time. Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or issuance of certificate of occupancy for properties acquired in lease-up. Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us. Under Development Properties (“UDP”): Development projects to construct seniors housing properties. GLOSSARY 28 SUPPLEMENTAL INFORMATION 2Q 2019